SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 21, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-21527                   06-1276882
 ------------------------    ------------------------      -------------------
 (State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 21, 2004, Vertrue Incorporated (the "Company") announced the addition of Mr. Joseph Heid to its Board of Directors. Mr. Heid was elected to serve on the Board on December 15, 2004 and he will serve as the Chairman of the Audit Committee. In addition, the Company announced that Mr. Scott Flanders retired from the Vertrue Board of Directors effective December 20, 2004. A copy of the press release is attached as exhibit 99.1.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:
     99.1    Press release dated December 21, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         VERTRUE INCORPORATED
                                         (Registrant)


Date: December 21, 2004
                                         By: /s/ Gary A. Johnson
                                             -----------------------------------
                                             NAME: Gary A. Johnson
                                             TITLE: President and
                                                    Chief Executive Officer

                                INDEX TO EXHIBITS


No.    Description
---    -----------
99.1   Press release dated December 21, 2004.